UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2017

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NCI Building Systems, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-14315 (Commission File Number)	76-0127701 (IRS Employer Identification No.)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure.
On April 19, 2017, NCI Building Systems, Inc. (the “Company”) announced that the Company is seeking to amend its existing term loan credit agreement to (i) extend the maturity of the Company’s $144 million of term loans outstanding as of January 29, 2017 and (ii) reprice such term loans. The proposed extension and repricing amendment is subject to market conditions, and there can be no assurances that the transaction will be completed.
The information in this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. “Forward-looking statements” include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “might,” “will,” “could” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “seek,” “designed,” “assume,” “implied,” “believe” and other similar expressions. Forward-looking statements also include statements regarding the potential amendment to the Company’s term loan credit agreement. Important factors that could cause actual results to differ materially from these forward-looking statements include the uncertainties discussed in the “Risk Factors” section of the Company’s SEC filings, including under Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended October 30, 2016 and other risks described in documents subsequently filed by the Company from time to time with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.
Any forward-looking statement presented in this report is made only as of the date of this report, and we undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

BY:	/s/ Todd R. Moore
Todd R. Moore
Executive Vice President, General Counsel
and Secretary

Date: April 19, 2017